Credit facility	12 Months Ended
Dec. 31, 2024
Disclosure of Credit Risk [Abstract]
Credit facility
11.
Credit facility

The credit facility consists of a $60,000 senior secured credit facility. On May 9, 2024, the maturity date of the facility was extended from July 2, 2025 to January 2, 2026. The Company determined this extension was a non-substantial modification of the existing credit facility. Subsequent to year end, on February 26, 2025, the Company amended its credit facility to extend the maturity date by three years, until January 2, 2029. Additionally, the interest rate was reduced by 100 basis points to 7% plus the Secured Overnight Financing Rate ("SOFR").

The effective interest rate for the year ended December 31, 2024 on the facility was SOFR plus 8% with no floor. There is a 0.33% fee on the undrawn portion of the $60,000 facility. The principal and interest balance outstanding for the credit facility as at December 31, 2024 was $48,792 (December 31, 2023 – $49,405).

The credit facility is subject to certain covenants and events of default. A certain covenant of the credit facility requires the Company to maintain a prescribed level of tangible net worth.

The Company’s tangible net worth can fluctuate significantly from period to period, primarily due to continuous market revaluations of the Company’s marketable securities. As a result of a decrease in the fair value of certain investments during the three months ended September 30, 2024 (primarily due to non-cash unrealized fair value losses on the Company’s investment in WonderFi Technologies Inc), the Company was granted a waiver by its lender for any potential breach of its tangible net worth covenant. The Company remained in compliance with all its covenants as at December 31, 2024 and December 31, 2023.

Interest expense on the credit facility for the year ended December 31, 2024 of $6,702 (December 31, 2023 – $6,064) is included in credit facility interest expense in the consolidated statements of operations and comprehensive income (loss). Interest payments are due semi-monthly.

The Company has provided its senior lenders with a general security interest in all present and after acquired personal property of the Company, including certain pledged financial instruments, cash and cash equivalents.

	As at
	December 31, 2024	December 31, 2023

Credit facility - funds drawn	48,792	49,405

The Company has pledged financial instruments as collateral against its credit facilities. Borrowing capacity under the facility is influenced by the composition of these assets. Under the terms of the general security agreement, assets pledged as collateral primarily include loans receivable with a carrying amount equal to $58,620 (December 31, 2023 – $61,717) and cash and cash equivalents with a balance of $254 (December 31, 2023 – $316).

	As at
	December 31, 2024	December 31, 2023
Balance, beginning of the period	49,405	46,180
Advances from credit facility	1,904	5,344
Payments on credit facility	(2,517)	(2,119)
Interest payable	—	—
Balance, end of the period	48,792	49,405